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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)     February 27, 2000
                                                          -----------------



                          JAMES RIVER BANKSHARES, INC.
             (Exact Name of registrant as specified in its charter)


    Virginia                       0-26314       54-1740210
------------------------------  -----------   ------------------
(State or other jurisdiction    (Commission)  (I.R.S. Employer
       of incorporation)        File Number)  Identification No.)



               1514 Holland Road, Suffolk, Virginia                23434
       --------------------------------------------------          -----
           (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code       (757) 934-8100
                                                         --------------



                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)
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Item 5 - Other Events

  Attached as Exhibit 99.1 is a press release dated February 25, 2000 regarding the planned suspension of operations of Mortgage Company of James River, Inc., which conducts mortgage company operations as an indirect wholly owned subsidiary of James River Bankshares, Inc.
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                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  JAMES RIVER BANKSHARES, INC.



Date:  February 27, 2000          By   /s/ Harold U. Blythe
                                       --------------------
                                           Harold U. Blythe,
                                           President
                                           and Chief Executive Officer
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                                 EXHIBIT INDEX

Exhibit No.
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99.1    Press Release dated February 25, 2000.